UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2008 (January 14, 2008)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Four Stamford Plaza

107 Elm Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 TRANSFER OF LISTING

                                                On January 14, 2008, Information Services Group, Inc. (“ISG”) notified the American Stock Exchange (“Amex”) and issued a press release on January 15, 2008 announcing its intent to delist its common stock, warrants and units from the Amex.  ISG has arranged for listing of the common stock, warrants and units on The Nasdaq Stock Market, under the symbols III, IIIIW and IIIIU, respectively.  ISG has requested that trading in the common stock, warrants and units on the Amex be suspended after market close on January 31, 2008 and expects trading on The Nasdaq Stock Market to begin on February 1, 2008.  ISG anticipates filing on January 31, 2008, the required Form 25 and an amendment to its Form 8-A to effectuate such withdrawal and transfer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibit.

99.1                           Press Release dated January 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2008	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 15, 2008